Exhibit 32(a)

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, being the Chief Executive Officer of Jordan Industries, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the quarterly report on Form 10-Q of the Registrant for the period ended March 31, 2005, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a)) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 14, 2005

/s/      John W. Jordan II
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John W. Jordan II
Chairman and Chief Executive Officer